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                                                                   EXHIBIT 10.57


             COLLABORATIVE RESEARCH, PURCHASE AND LICENSE AGREEMENT

                                     BETWEEN

                                  N.V. ORGANON

                                       AND

                         Aurora Biosciences Corporation


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             COLLABORATIVE RESEARCH, PURCHASE AND LICENSE AGREEMENT


THIS AGREEMENT is entered into as of the Effective Date by and between N.V. ORGANON, a company organized and existing under the laws of The Netherlands and having offices at Molenstraat 110, P.O. Box 20, 5340 BH Oss, The Netherlands, ("Organon"), and AURORA BIOSCIENCES CORPORATION, a Delaware corporation having offices at 11010 Torreyana Road, San Diego, California 92121 ("Aurora").

                                    RECITALS

WHEREAS, Aurora has expertise in the development of screening systems and screening biologies/chemistries used therein; and

WHEREAS, Aurora has the scientific expertise and capacity to undertake the alliance activities and provide the services, materials and instrumentation described below; and

WHEREAS, Organon desires screen development services and has the capability to undertake screening and development of drug products for the prevention and treatment of human and veterinary diseases and disorders.

NOW, THEREFORE, in consideration of the foregoing premises and of the covenants, representations and agreements set forth below, the parties agree as follows:

1. DEFINITIONS

As used herein, the following terms shall have the following meanings:

        1.1. "Affiliate" means any corporation, association or other entity, which directly or indirectly controls, is controlled by or is under common control with the party in question. As used herein, the term control shall mean direct or indirect beneficial ownership of more than *** of the voting or income interest in such corporation or other business entity.

        1.2. "Agreement" means this agreement, together with all appendices, exhibits and schedules hereto, and as the same may be amended or supplemented from time to time hereafter by a written agreement duly executed by authorized representatives of each party hereto.

        1.3. "Aurora Copyrights" means all copyrights throughout the world Controlled by Aurora.

        1.4. "Aurora Patent Rights" means the Patent Rights Controlled by Aurora described in Exhibit 2 attached hereto *** Effective Date.


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        1.5.    "Aurora Reporter" means any of the reporters described in
        Exhibit 1.2 attached hereto.

        1.6. "Aurora Screen Development Resource" shall have the meaning set forth in Section 2.2.1.

        1.7.    "Aurora Screening Program" shall have the meaning set forth in
        Section 2.1.5.

        1.8. "Aurora Technology" means Technology Controlled by Aurora necessary for Aurora Reporters and the development of Collaborative Screens, ***

        1.9. "Collaborative Period" means the period during which the parties are developing Collaborative Screens and ending on the third anniversary of the Effective Date unless extended by written mutual agreement or concluded earlier in accordance with Section 9.

        1.10. "Collaborative Screen" means a screen or assay developed by Aurora for an Organon Target under a CSP Work Plan as defined in Section 2.1.3.

        1.11. "Collaborative Screen Program or CSP" shall have the meaning set forth in Section 2.1.

        1.12. "Compound" means *** Aurora *** in a Collaborative Screen or tested by Organon in a Collaborative Screen and excluding *** in accordance with Section 2.1.6.

        1.13.   "Compound Supply" shall have the meaning set forth in Section
        2.1.6.

        1.14. "Confidential Information" means all confidential information, data, and materials received by either party from the other party pursuant to this Agreement, which if in writing is marked confidential, and all information, data, and materials developed pursuant to this Agreement which if in writing is marked confidential, including, without limitation, Technology of each party, subject to the exceptions set forth in Section 6.1.2.

        1.15. "Control" or "Controlled" means, with respect to intellectual property, possession by a party of the ability to grant a license or sublicense in accordance with the terms of this Agreement, and without violating the terms of any agreement by such party with any Third Party that is in effect on the Effective Date.

        1.16. "Copyrights" means rights that protect expression in a tangible form, such as the U.S. Copyright Laws.


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        1.17.   "CSP Steering Committee" shall have the meaning set forth in
        Section 2.1.1.

        1.18.   "CSP Work Plan" shall have the meaning set forth in Section
        2.1.3.

        1.19. "Derivative" means *** Organon based ***, including i) *** , ii) *** , or iii) *** Organon that *** has a ***. It is understood that a ***, provided that the Derivative of a ***.

        1.20. "Development Compound" means *** for Organon. For the purpose of this definition, a *** includes, but is not limited ***, and as defined in the U.S. Code of Federal Regulations ***, or its foreign counterparts and which is conducted under ***. In the event a *** reaches *** without *** Organon, such ***.

        1.21. "Effective Date" means the date that this Agreement is executed by the last party to so execute.

        1.22. "FDA" shall mean the United States Food and Drug Administration, or any successor agency having regulatory jurisdiction over the manufacture, distribution and sale of drugs in the United States or equivalent in any other jurisdiction.

        1.23. "Hit" means *** in the course of *** Organon using a *** on ***; provided, however, a chemical developed *** incorporating or utilizing an Aurora Technology, Aurora Patent Rights or an Aurora Reporter *** indication. Organon ***.

        1.24. "IND" means the first to occur of the following: (i) the filing with and acceptance by the FDA of an Investigational New Drug application; or (ii) any corresponding application filed in any country other than the United States; or (iii) the first administration of a Development Compound into a human subject.


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        1.25.   "Internal Research" means any *** solely *** for the *** to be developed and ***, its Licensor(s) or its Licensee(s). Internal Research does not include use requiring the *** under this Agreement.

        1.26. "Invention" means any new and useful ***, or improvement thereto, whether or not patentable.

        1.27. "Know-How" means information and data which is not generally known to the public, comprising: ***.

        1.28. "Licensee" means a Third Party to whom *** grants a license, sublicense or other right to manufacture, use, sell, offer for sale, distribute and/or import one or more ***.

        1.29. "Licensor" means a Third Party that grants *** a license, sublicense or other right to manufacture, use, sell, offer for sale, distribute and/or import one or more ***.


        1.30. "Materials" means any reagents, promoters, enhancers, vectors, plasmids, genes, polynucleotides, cell lines, proteins and fragments thereof, peptides, antigens, antibodies, antagonists, agonists, inhibitors, Compounds and chemicals.

        1.31. "NDA" means a new drug application or product license application, as appropriate in the United States or a foreign equivalent in a foreign country.

        1.32. "***" shall mean, with respect to Product(s), *** to customers for all Product(s) sold *** the following items:

        i)      ***;


        ii)     ***;


        iii)    ***; and


        iv)     ***.


        v)      ***.


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        Such amounts shall be determined from the books and records of ***
        maintained in accordance with generally accepted accounting principles ("GAAP") consistently applied.

        1.33. "Organon Copyrights" means all copyrights throughout the world Controlled by Organon.

        1.34.   "Organon Patent Rights" means Patent Rights Controlled by
        Organon.

        1.35.   "Organon Target" shall have the meaning set forth in Exhibit
        1.35 and Section

        1.36.   "Organon Technology" means Technology Controlled by *** Aurora.

        1.37. "Patent Rights" means all U.S. or foreign (including regional authorities such as the European Patent Office) regular or provisional patent applications, including any continuation, continuation-in-part, or division thereof or any substitute application therefor or equivalent thereof, and any patent issuing thereon, including any reissue, reexamination or extension thereof and any confirmation patent or registration patent or patent of additions based on any such patent, containing one or more claims to an Invention (and in the case of an issued patent, containing one or more Valid Claims), and for which a party hereto owns or Controls, individually or jointly, any title thereto or rights thereunder.

        1.38. "Phase III Clinical Trial" means that portion of a clinical development program which provides for the testing of a Development Compound designed to assess the safety and efficacy of such a product at a dosage regimen identified in Phase II dose ranging studies on a sufficient number of human patients to support an NDA.

        1.39. "Product" means any composition of matter developed *** use that incorporates a Development Compound ***.

        1.40. "Royalty Term" means, in the case of any Product and as to any country, the period of time commencing on the first commercial sale for use or consumption of such Product in such country and ending upon the earlier of: (i) the date that there no longer exists a Valid Claim in a patent owned or Controlled by Organon or its Affiliates, or the Licensors or Licensees covering the manufacture, use or sale of such Product in such country, or (ii) the date that is *** after the date of such first commercial sale for use or consumption of such Product in such country; provided, however, Organon *** royalties on a Product in a country *** in such country *** in such country ***. *** for *** in such country ***.


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        1.41.   "Selection Procedure" of molecular targets shall have the
        meaning set forth in Section 2.1.2.

        1.42.   "Technology" means Materials and Know-How.

        1.43. "Term" means the period beginning on the Effective Date and terminating in accordance with this Agreement, as set forth in Section 9.

        1.44. "Third Party" means any entity other than Aurora and Organon or their respective Affiliates.

        1.45.   "Tracking Record" shall have the meaning set forth in Section
        4.4.2.

        1.46.   "Validation" shall have the meaning set forth in Section 2.1.4.

        1.47. "***" shall mean the parameters, standards, and results established by the CSP Steering Committee for each Collaborative Screen and will generally be in agreement with Aurora's standard assay *** indicated in Exhibit 1.48.

        1.48. "Valid Claim" means: (a) an issued claim under an issued patent within the Patent Rights, which has not (i) expired or been canceled,
        (ii) been declared invalid by an unreversed and unappealable decision of a court or other appropriate body of competent jurisdiction, (iii) been admitted to be invalid or unenforceable through reissue, disclaimer or otherwise, and/or (iv) been abandoned; or (b) a claim included in a pending patent application within the Patent Rights that is being actively prosecuted in accordance with this Agreement and which has not been (v) canceled, (vi) withdrawn from consideration, (vii) finally determined to be unallowable by the applicable governmental authority for whatever reason (and from which no appeal is or can be taken), or
        (viii) abandoned.

        1.49. "***" means ***reader purchased by Organon under this Agreement and described on Exhibit 2.7.

        1.50.   "***" means *** which are to be used by ***.

2.      COLLABORATIVE SCREEN PROGRAM AND INSTRUMENT PURCHASE

        2.1.    Collaborative Screen Program.



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        For a period of three (3) years following the Effective Date, unless terminated earlier or extended by mutual agreement, the parties will collaborate in the development and validation of Collaborative Screens as part of a *** (the "Collaborative Screen Program or CSP"). Organon and Aurora will collaborate to develop Collaborative Screens at Aurora for *** during the Collaborative Period.


                2.1.1. CSP Steering Committees. No later than *** after the Effective Date, the parties shall establish a CSP Steering Committee (the "CSP Steering Committee"). The mission of the CSP Steering Committee is to manage the experimental science and all other matters of the CSP including the selection of targets for screen development at Aurora (each such target provided by Organon is an "Organon Target") as provided for under
                        Section 2.1.2. The CSP Steering Committee shall consist of *** representatives designated by Organon from Organon and *** representatives designated by Aurora from Aurora. Each representative to the CSP Steering Committee will have *** vote resulting in each party having exactly *** votes.

                        The CSP Steering Committee will meet no later than *** days after the Effective Date and at least *** times per year using mutually agreed upon meeting locations and formats including tele- and video-conferencing. On an alternating basis, one party shall promptly prepare and deliver to the members of the CSP Steering Committee minutes in respect thereof, for review and approval of both parties. Decisions in the CSP Steering Committee will be ***, at a meeting where all *** voting representatives are present.

                        Where meetings are to be held between the Parties, which includes CSP Steering Committee meetings, each Party *** attending such meetings.

                2.1.2. Screen Selection. Attached as Exhibit 1.35 is a list of at least *** Organon Targets for ***. Additional potential Organon Targets (at least *** and of *** listed on Exhibit A, with a *** by ***; i.e *** and *** or ***, e.g., ***, etc.) will be presented by Organon to Aurora at *** days prior to the *** of the Effective Date during the Collaboration Period. Aurora will develop Collaborative Screens for at least *** Organon Targets (of which *** unless otherwise agreed by the CSP Steering Committee) in the ***, of the Collaborative Period, *** Collaborative Screens for Organon Targets (of which *** may be *** unless otherwise agreed by the CSP Steering Committee) in the *** of the Collaborative Period, subject to Sections 2.1.3.3 and 2.1.3.4.


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                        2.1.2.1.The *** listed in Exhibit A and *** Organon
                                shall be *** Organon reasonably *** using Aurora Technology. Aurora may reasonably request further information regarding ***. Within *** of first receiving such information, Aurora shall notify Organon in writing in the event that Aurora reasonably *** is *** obligations or if Aurora *** for a *** would not reasonably be scientifically *** based on available information and that ***. If Aurora *** proposed by ***, Aurora will *** Organon ***, to the extent that Aurora does not have to reveal confidential *** Third Party. Consequently, the parties agree that in some instances Aurora *** a ***.

                        2.1.2.2.Additional Rights Necessary for Screen
                                Development. During the course of screen selection or development the parties may identify Third Party Materials (such as cell lines or proteins) that may be useful for screen development. If such Materials are deemed necessary for screen development by the CSP Steering Committee, *** required for their use.







                2.1.3.  Screen Development.

                        2.1.3.1 CSP Work Plan. The CSP Steering Committee will coordinate the preparation of a work plan (a "CSP Work Plan"), which shall set forth the respective responsibilities of the parties for the development of each Collaborative Screen, and which must be approved by the CSP Steering Committee in accordance with Section
                        2.1.1. Each such CSP Work Plan will also *** to be produced, the ***, the dates by which such activities are expected to be accomplished by the parties, and *** for each Collaborative Screen.

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                        2.1.3.2 Screen Development. The CSP Steering Committee
                        will coordinate screen development (including the preparation and management of a CSP Work Plan, and the ***) for each Collaborative Screen within a time frame set by the CSP Steering Committee that can satisfy the objectives of the CSP Steering Committee and the parties. Promptly following the approval of each CSP Work Plan, the parties will use reasonable efforts to commence their respective duties under the CSP Work Plan ***. Organon shall provide to Aurora all necessary materials for screen development, including ***, etc., in an appropriate form and a timely manner (materials *** Organon Targets in the *** of the Collaborative Period, and materials for *** Organon Targets within *** of the Effective Date), consistent with the CSP Work Plans. Should such materials not be properly provided in a timely manner, the parties shall discuss remedies ***. All work under a CSP Work Plan shall be performed in accordance with the provisions of this Agreement, and each party will *** to complete its obligations under the CSP Work Plan as ***. In situations where an *** is required for a Collaborative Screen and Organon has provided Aurora ***, if *** at Aurora a *** for a given Organon Target, then work on that Target *** selected. *** Aurora will be performed in conjunction with screen development efforts ***. *** reagents for screening, and methods thereof, are ***. Aurora may *** under additional funding by Organon.

                        2.1.3.3 Additional Screens. Should Aurora complete the development of *** for Organon Targets *** during the Collaborative Period, Aurora may, with the approval of the CSP Steering Committee, direct the Aurora Screen Development Resource (see 2.2.1 below) to the development of additional Collaborative Screens for Organon Targets. Such work shall be conducted under a CSP Work Plan approved by the CSP Steering Committee, and Aurora shall be compensated *** in accordance with
                        Section 2.2.4.

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                        2.1.3.4 Fewer Screens. Should Aurora *** development of
                        *** Organon Targets *** during the Collaborative Period, *** research and *** Aurora screen development resources to *** of such *** Collaborative Screens within *** of the ***, such resources to *** to the Aurora effort during the Collaborative Period (i.e., ***). Such *** Collaborative Screens shall be *** of *** Targets *** as the parties shall mutually agree in writing. By the *** the Effective Date *** Collaborative Screens will ***, and by the *** the Effective Date *** Collaborative Screens will ***, unless terminated earlier in accordance with Section 9.4.

                2.1.4. *** Collaborative Screens. When Aurora *** a Collaborative Screen, including it's ***, which Organon *** expense if desired, a written report describing the Collaborative Screen and *** with the CSP Work Plan including *** shall be provided by *** to the CSP Steering Committee. The CSP Steering Committee will *** report and *** each Collaborative Screen according to the *** in the CSP Work Plan ("***")*** on the ***, if any, necessary for ***. When so directed in writing by *** and consistent with *** obligations, which obligations shall not *** Organon, Aurora shall *** Organon *** in accordance with the licenses described in
                        Section 3.1.

                2.1.5 *** Screening by Aurora. During the Collaborative Period, Organon shall *** screening of *** Collaborative Screens to Aurora and subject to Section 2.2.5. For each such Collaborative Screen developed pursuant to a CSP Work Plan of Section 2.1.3, *** screening by Organon and agreed by the parties in writing, Aurora will use *** to screen Compounds or other chemicals agreed to by the parties pursuant to Section 2.1.6. Aurora shall, with regard to each Collaborative Screen, screen Compounds in a manner determined by the CSP Steering Committee and *** Compounds for ***, and *** as determined by the CSP Steering Committee (such screening by Aurora of each Collaborative Screen to be referred to as an "Aurora Screening Program"), provided, however, the screening *** utilized will be *** of *** performing such Collaborative Screen *** equipment. Aurora will use *** to provide such screening service *** which is *** used *** as provided for in Section 2.2.5. The *** for any given Collaborative Screen will *** wells or datapoints, including standards and controls.


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                2.1.6   Libraries. Organon shall, ***, *** Compounds *** Organon
                        for an Aurora Screening Program. Conversely, in the event that Organon desires to have Aurora test in an Aurora Screening Program a chemical (including a library of compounds) owned, accessed or Controlled by ***, the parties agree *** under which such chemical may be screened. Any chemical supplied by *** for use in an Aurora Screening Program shall be *** in *** (the "Compound Supply", which refers only to compounds *** Organon). The current *** is provided as Exhibit
                        2.1.6.). The quantities needed for each screen will be specified in writing in the CSP Work Plan. Aurora agrees *** received from *** or to use *** Collaborative
                        Screens without ***. Aurora *** Compound Supply received *** to Organon of the action taken and successfully completed, upon written notice by Organon of how it would like the Compound Supply provided by Organon handled upon completion of any screening by Aurora.

        2.2 Aurora Screen Development Resource, Technology Access and Payments. Aurora will provide access to Aurora Technology, Aurora Reporters, Aurora Patent Rights, and the Aurora Screen Development Resource at Aurora to Organon as follows:

                2.2.1 Aurora Screen Development Resource. During the Collaborative Period, upon payment by Organon of the funding provided for in Section 2.2.2, Aurora will commit a *** number of Aurora personnel (the "Aurora Screen Development Resource") to develop at least *** Collaborative Screens for the Organon Targets each year of the Collaborative Period.


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                2.2.2.  Payments for Technology Access and Support of the Screen
                        Development Resource. As partial consideration for use of the Aurora Screen Development Resource under Section
                        2.2.1 and *** to use *** during the Collaborative Period in accord with Section 3.1, Organon shall pay Aurora *** for ***. Such amount shall be payable in *** payments
                        *** each, the first payment to be made within *** of the Effective Date, and subsequent payments to be made on or before each of the following *** and *** during the Collaborative Period, for a total of *** payments. Such payments shall be ***. The total of the *** above mentioned payments if so made would be *** dollars ***.

                2.2.3. Payments for a License Subsequent to the Initial Term. Organon will pay to Aurora starting on the date of *** and on each *** thereafter a *** annual license fee to maintain its license under Section 3.1. This license fee shall *** dollars ($***) for *** of the Collaborative Period ("First Payment"), and *** dollars ($***) per year for *** ("Subsequent Payments") up to a maximum of *** years. Such payments shall be made within *** days of the anniversary of the Effective Date. Such license fees are applicable *** Organon *** makes the First Payment as described. Organon *** license granted under
                        Section 3.1 *** with *** to Aurora. ***, should Organon have interest *** license or *** license, the *** license shall *** the parties.

                2.2.4 Payments for Additional Screens. For each *** developed by Aurora for an Organon Target *** per a given year of the Collaborative Period, or *** during the Collaborative Period as described in Section 2.1.3.3, Organon shall pay to *** dollars ($***) ***, due within *** of *** Collaborative Screen *** for a given year of the Collaborative Period by the CSP Steering Committee.

                2.2.5   Payments for Screening by Aurora.


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                        As partial consideration for screening by Aurora and the
                        generation of datapoints during the Collaborative Period pursuant to Section 2.1.5, Organon will pay Aurora *** payments as follows: for datapoints generated in an *** a ***, Organon will pay Aurora, in advance, ***, and for datapoints generated in *** in a screening ***, Organon will pay Aurora in advance, ***. Such payments *** costs incurred by Aurora related to *** a Collaborative Screen). The parties shall agree on the *** for any assay to be performed, and *** above ***. Additionally the prices indicated above are *** Aurora in accordance with Section 2.1.6.

        2.3     Milestones and Royalties.
        In addition to such payments as are made by Organon to Aurora pursuant to Section 2 hereof, the following payments shall be made to Aurora for each Collaborative Screen:

                2.3.1 Milestones. When *** Compound, Hit or Derivative from any Collaborative Screen reaches the following milestones, Organon will promptly notify Aurora of same and within *** of such notification, Organon will pay Aurora the amount corresponding to such milestone. It is understood that Organon *** the milestone payments for a Compound, Hit or Derivative it *** Compound, Hit or *** such *** is *** Compound, Hit or Derivative. Notwithstanding the above, each milestone shall be paid *** Collaborative Screen.


               Milestone                Amount ($US)
               ---------                ------------
               ***                              ***

               ***                              ***

               ***                              ***

               ***                              ***

                2.3.2. Royalties. With respect to each Product, Organon shall pay a royalty on *** of such Product during the Royalty Term for such Product. The royalty applicable is the product of the worldwide *** summed from each applicable country multiplied by the royalty rate of *** for annual worldwide ***.


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        2.4     Supply of Aurora Reporters.
        So long as Organon has made payments in accordance with Section 2.2. and
        2.3 as applicable, at Organon 's written request or other agreed upon means available, Aurora will *** within *** days after receipt of a written purchase order therefor, Materials pertaining to the Aurora Reporters as Organon may require *** Collaborative Screens *** Aurora as provided for in Section 2.1.3 and *** Organon as provided for under
        Section 2.1.4. Organon will *** all supplies so delivered at Aurora's then *** ( *** are indicated in Exhibit 2.4). Organon will pay for all Materials so ordered within *** days after delivery to Organon. If within *** weeks after Organon receives an Aurora Reporter *** by Aurora, then *** of Organon's *** perform.

        2.5     Ownership of Compounds and Data.
        *** shall own all *** it, and Hits, Derivatives, Development Compounds and Products arising from the Compound Supply *** it under this Agreement. All results and data concerning any such Hits or Development Compounds *** generated *** resulting from any Collaborative Screen *** and shall be treated as *** Confidential Information hereunder. *** will not *** any biological materials ***, provided, however, the parties agree that *** biological materials to *** *** acquired by ***, its *** or ***.

        2.6.    Development of Products.
        *** will be responsible for all ***, including all regulatory filings, of Hits and Development Compounds arising out of this Agreement at no expense ***. Such development shall be at *** sole discretion, and *** shall use ***, consistent with commercial business practices, to conduct the activities associated with the development of any Development Compound, all regulatory activities relating to the manufacture, use or sale of any Development Compound or Product, and the commercialization and marketing of any Product in any country. All regulatory filings made or filed by *** for any Development Compound or Product shall be owned ***. At *** and expense, *** to the extent *** necessary to permit Organon to perform the foregoing activities.

        2.7     Purchase of an Aurora VIPR.
        Organon shall purchase an Aurora VIPR for the purpose of performing Collaborative Screens *** in accordance with Exhibit 2.7.

3.      INTELLECTUAL PROPERTY RIGHTS


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        3.1     Grant of Rights from Aurora to Organon.
        License to Collaborative Screens developed by Aurora. Aurora, subject to payments under Section 2.2, grants to Organon a *** under Aurora Patent Rights and Aurora Technology to *** for Internal Research, and to *** Internal Research *** developed by Aurora in accordance with Sections
        2.1 and 2.2, *** CSP Steering Committee and *** Organon in accordance with Section 2.1.4. The grant of rights from Aurora to Organon does not include the right to ***. The Parties agree to *** for a license in favor of *** for the practice of *** for other *** needed for *** out or to be *** by *** or product development by ***.

        3.2.    Grant of Rights from Organon to Aurora.
        Organon grants to Aurora *** license, ***, and *** Aurora to ***. *** this Section 3.2, Aurora *** provided by Organon ***; provided however, Aurora *** as provided for in Section 2.1.5.

        3.3.    Ownership of Intellectual Property and Property.

                3.3.1. Transfer of Rights. All rights not expressly licensed or assigned by Organon are retained by Organon. All rights not expressly licensed or assigned by Aurora are retained by Aurora. Except as otherwise expressly provided in this Agreement, nothing in this Agreement is intended to convey or transfer ownership by one party to the other of any rights, title or interest in any Confidential Information, Technology, Copyrights or Patent Rights owned or Controlled by a party. Except as expressly provided in this Agreement, nothing in this Agreement shall be construed as a license or sublicense by one party to the other of any rights in any Technology, Copyrights, or Patent Rights owned or Controlled by a party.

                3.3.2. Organon Inventions. *** shall *** Inventions and other Technology made solely by its employees and agents, and all patent applications and


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
                        patents claiming such Inventions and other Technology. If Organon has a license pursuant to Sections 3.1, Aurora *** that *** relating to *** and Organon ***.

                3.3.3 Aurora Inventions. *** shall *** Inventions and other Technology made solely by its employees and agents, and all patent applications and patents claiming such Inventions and other Technology, provided, however, that *** and other Technology *** Organon (including *** from the *** where such *** by Organon) and *** Aurora in performance of this Agreement and Aurora *** Organon.

                3.3.4. Joint Inventions. During the period from the Effective Date to *** thereafter, all Inventions and other Technology conceived jointly by employees or agents of Organon and employees or agents of Aurora shall be owned by ***; provided, however, that if a) ***, Aurora *** such Inventions and other Technology that *** and Organon *** Aurora and b) Organon will *** all Inventions and other *** Organon and *** and Aurora *** Organon.

                3.3.5 Other Inventions. Any Inventions not included in Sections 3.3.2, 3.3.3, 3.3.4 (a) or 3.3.4 (b) above shall be owned by their inventors.

                3.3.6. Inventorship and Assignment. Inventorship of patentable inventions shall be determined by U.S. patent law. Organon and Aurora agree to execute all documentation necessary to perfect all assignments of Inventions, Technology and Patent Rights.

4.      PAYMENTS OF ROYALTIES, ACCOUNTING FOR ROYALTIES AND RECORDS.

        4.1.    Payment and Reporting.
        The royalties due under Article 2 and as follows in this Article 4, shall be paid within *** after the end of *** in which such royalties are earned during the Royalty Term for each Product. With each such ***, Organon shall furnish Aurora a summary statement setting forth on a country-by-country basis the relevant sales information, including the total number of units of each such Product sold and other information employed to calculate *** for such Product.


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        4.2.    Currency of Payment.
        All payments to be made under this Agreement, including the milestones and royalties payable to Aurora by Organon, shall be paid in U.S. dollars by wire transfer or other mutually acceptable means to a bank account designated by Aurora upon an invoice received from Aurora. Translation of sales recorded in local currencies to U.S. dollars will be performed in a manner consistent with *** used to prepare its audited financial statements for internal and external reporting purposes, which uses a widely accepted source of published exchange rate.

        4.3.    Taxes Withheld.
        Any income or other tax that Organon or any of its Affiliates, Licensees or Licensors is required by a government agency to withhold and pay on behalf of Aurora with respect to the royalties payable under this Agreement shall be deducted from and offset against said royalties prior to remittance to Aurora; provided, however, that in regard to any tax so deducted, Organon shall give or cause to be given to Aurora such assistance as may reasonably be necessary to enable Aurora to claim exemption therefrom or credit therefor, and in each case shall furnish Aurora proper evidence of the taxes paid on Aurora's behalf.

        4.4.    Records.

                4.4.1. ***Royalty Calculations. During the Royalty Term and for *** from the date of each payment of royalties, Organon shall keep complete and accurate records of sales and all other information necessary to calculate Net Sales of each Product in sufficient detail to allow the accrued royalties to be determined accurately in accordance with GAAP. Aurora, with reasonable written notice to Organon but not more than once each calendar year, shall have the right to cause Aurora's nationally recognized independent, certified public accountant to audit such records at the place or places of business where such records are customarily kept in order to verify the accuracy of the reports of *** and royalty payments. Such accountant shall execute a confidentiality agreement prior to entering Organon's premises, obligating such accountant to keep all information disclosed to it confidential and shall only be permitted to disclose to Aurora the extent of any discrepancy between royalty payments made by Organon hereunder and the actual royalty required to be so paid. Aurora shall bear the full cost of such audit unless such audit discloses a variance of more than *** from the amount of the royalties due under this Agreement, in which event, Organon shall bear the full cost of such audit. Aurora agrees not to disclose Confidential Information concerning royalty payments and reports, and all information learned in the course of any audit or inspection, except to the extent necessary for Aurora to reveal such information in order to enforce its rights under this Agreement or if disclosure is required by
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                4.4.2.  Tracking Records for Collaborative Screens.

                        4.4.2.1.***. Organon will ***, to inspect the Tracking
                                Records once per year or upon reasonable request by Aurora for the sole purpose of determining the attainment of a milestone or royalty under
                                Article 2. The Tracking Records shall be securely retained for no less *** years from the last use of a Collaborative Screen. When a compound, such as a Hit, Derivative or Development Compound is selected for a good laboratory practice safety or toxicology study, Organon will *** to Aurora under strict confidentiality.

                        4.4.2.2.Upon reasonable request by Aurora and at a
                                minimum ***, Organon will provide Aurora with a summary of the status of Development Compounds and Products that may be used to calculate royalties or milestones.

        4.5.    Trade Secret Milestones and Royalty.

        The parties acknowledge that the principal value contributed by Aurora under this Agreement is the enhanced probability of identifying leads for Products, such as human pharmaceutical products (or other products having commercial value), and the potential to generate multiple leads, either or both of which the parties reasonably believe will lessen the time required to bring pharmaceutical products to market and increase the efficiency of drug discovery and development processes and technologies. Additionally, the parties acknowledge that Aurora may *** covering the manufacture, sale, use or importation of a particular Development Compound or Product. Organon acknowledges and agrees that the value it receives hereunder is in the access and use of a Collaborative


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
        Screen or Aurora Technology. Accordingly, Organon *** Aurora may *** a Development Compound or a Product.

5.      INTELLECTUAL PROPERTY ENFORCEMENT AND DEFENSE OF CLAIMS

        5.1.    Intellectual Property Enforcement.
        Organon and Aurora shall have the right, but not the obligation, to bring proceedings against any Third Party for the inappropriate use, including patent infringement, of Technology or Patent Rights solely owned or Controlled by it, and at its own risk and expense. If one party brings such action such party shall be entitled to control such action, hire and retain counsel, make decisions, settle on any terms, and retain any and all awards or damages obtained in any such proceeding. At the request and expense of either party, the other party shall give the requesting party all reasonable assistance required to file and conduct any such proceeding.

        5.2. Defense of Infringement Claims for Organon Hits, Development Compounds and Products.
        Aurora will cooperate with Organon, at Organon's expense, in the defense of any suit, action or proceeding against Organon and Organon's Affiliates or Aurora alleging the infringement of the intellectual property rights of a Third Party by reason of the manufacture, use or sale of a Hit, Derivative, Compound, Development Compound or Product from a Compound screened in a Collaborative Screen by Organon or Aurora. Each party shall give the other party prompt written notice of the commencement of any such suit, action, proceeding or claim of infringement. Aurora *** to defend, hire counsel, make decisions or settle on any terms any such suit, action or proceeding *** documents, provide pertinent records, and take all other actions, including requiring persons within its control to give testimony, which may be reasonably required in connection with the defense or settlement of such litigation.

        5.3. Defense of Infringement Claims for Aurora Technology, the VIPR and Aurora Patent Rights.
        Organon will cooperate with Aurora, in the defense of any suit, action or proceeding against Aurora or Organon alleging the infringement of the intellectual property rights of a Third Party by reason of Aurora's or Organon's use of any Aurora Patent Rights, the VIPR and Aurora Technology licensed to Organon under this Agreement. The parties shall notify each other promptly in writing of the commencement of any such suit, action, proceeding or claim of infringement. Organon shall *** to defend, hire counsel, make decisions or settle on any terms any such suit, action or proceeding *** all documents, provide pertinent records, and take all other actions, including requiring persons within its control to give testimony, which may be reasonably required in connection with the defense or settlement of such litigation.

6.      TREATMENT OF CONFIDENTIAL INFORMATION; PUBLICITY


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        6.1.    Confidentiality.

                6.1.1. Subject to the terms and conditions of this Agreement, Organon and Aurora each agree that, during the term of this Agreement and for *** years thereafter, it will keep confidential, and will cause its Affiliates to keep confidential, all Confidential Information that is disclosed to it or to any of its Affiliates by the other party in connection with the performance of this Agreement. Neither Organon nor Aurora nor any of their respective Affiliates shall use the other party's Confidential Information except as expressly permitted in this Agreement.

                6.1.2. Organon and Aurora each agree that any disclosure of the other's Confidential Information to any officer, employee, contractor, consultant, sublicensee or agent of the other party or of any of its Affiliates shall be made only if and to the extent necessary to carry out its responsibilities under this Agreement and to exercise the rights granted to it hereunder, shall be limited to the extent consistent with such responsibilities and rights, and shall be provided only to such persons or entities who are bound to maintain same in confidence in a like manner as the party receiving same hereunder is so required. Each party shall use reasonable efforts to take such action, and to cause its Affiliates to take such action, to preserve the confidentiality of each other's Confidential Information, which shall be the same efforts as it would customarily take to preserve the confidentiality of its own Confidential Information.

                        Either party may be required to disclose some Confidential Information of the other party in a patent application filed related to Compounds, Technology or uses thereof. The disclosing party shall limit this type of information to the minimum necessary and the disclosing party shall inform the non-disclosing party of exactly what Confidential Information will be disclosed in the patent application *** before such application is filed.

                        Upon termination of this Agreement, each party, upon the other's request, will return all the Confidential Information received from the other party pursuant to this Agreement, including all copies and extracts of documents, within *** of the request of the other party. 6.1.3.

                        Confidential Information shall not include any information, which the receiving party can prove by competent evidence:

                        i) is now, or hereafter becomes, through no act or failure to act on the part of the receiving party, generally known or available;


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
                        ii) is known by the receiving party at the time of receiving such information, as evidenced by its records;

                        iii) is hereafter furnished to the receiving party without restriction as to disclosure or use by a Third Party lawfully entitled to so furnish same;

                        iv) is independently developed by the employees, agents or contractors of the receiving party without the aid, application or use of the disclosing party's Confidential Information;

                        v) is the subject of a written permission to disclose provided by the disclosing party; or

                        vi) is provided by the disclosing party to a Third Party without restriction as to confidentiality.

                        A party may also disclose Confidential Information of the other where required to do so by law or legal process, provided that, in such event, the party required to so disclose shall give maximum practical advance written notice of same to the other party and will cooperate with the other party's efforts to seek, at the request and expense of the other party, all confidential treatment and protection for such disclosure as is permitted by applicable law.

                        The parties agree that the material financial terms of this Agreement will be considered Confidential Information of both parties. Notwithstanding the foregoing, either party may disclose such terms in legal proceedings or as are required to be disclosed in its financial statements, by law, or under strictures of confidentiality to bona fide potential sublicensees. Either party shall have the further right to disclose the material financial terms of this Agreement under strictures of confidentiality to any potential acquirer, merger partner, bank, venture capital firm, or other financial institution to obtain financing.

                        The parties agree that information developed pursuant to *** will be considered Confidential Information of both parties and shall be subject to the confidentiality requirements of this Section 6.1. Notwithstanding the foregoing, ***.

        6.2.    Publication of Results.


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
        Subject to Section 6.1 hereof, results and data obtained by either party in the course of a Collaborative Screen Program through use of an Aurora Reporter may be submitted for publication by Organon in accordance with Organon's customary practices, provided, however, that Organon shall credit Aurora in such publication as the developer and/or provider of the technology that produced, in part, the published results or data. Organon shall send a copy of the proposed publication and shall allow Aurora *** from the date of receipt in which to determine whether such publication contains subject matter for which patent protection should be sought prior to disclosure, or otherwise contains Aurora Confidential Information. If no answer is received from Aurora within *** of receipt of the proposed publication, Organon shall be free to submit such proposed publication.

        6.3.    Publicity. Except as required by law and as provided in this
        Article 6, neither party may make any public announcement or otherwise disclose the terms of this Agreement without the prior written consent of the other party, which consent shall not be unreasonably withheld.

        6.4. Press Release. Notwithstanding the foregoing, the parties will agree on a press release to announce the execution of this Agreement and to be released by Aurora and to be mutually agreed upon. Thereafter, Organon and Aurora may each disclose to Third Parties the information contained in the mutually agreed upon press release without the need for further approval by the other.


7.      PATENT PROSECUTION AND COPYRIGHTS

        7.1.    Patents.
        The control and expense of the filing, prosecution (including an opposition or interference) and maintenance of patents and patent applications claiming Inventions will be the sole responsibility of the party filing the patent application and the party not filing the patent application will cooperate in such filing, prosecution and maintenance of the validity of such patent position. Organon and Aurora will cooperate in the filing, prosecution and maintenance of jointly owned patents and patent applications claiming inventions conceived or made pursuant to activities under Article 2, and share equally in the expenses incurred thereto.

        7.2.    Copyrights.
        The parties agree to treat and handle, to the maximum practical extent, any copyrights owned or Controlled by a party in the same manner as Patent Rights owned or Controlled by such party.

8.      REPRESENTATIONS, WARRANTIES AND INDEMNIFICATION

        8.1.    Mutual Representations and Warranties.


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        The parties make the following representations and warranties to each other:

                8.1.1. Corporate Power. Each party hereby represents and warrants that such party (a) is duly organized and validly existing under the laws of the state of its incorporation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof; (b) has the requisite power and authority and the legal right to own and operate its property and assets, to lease the property and assets it operates under lease, and to carry on its business as it is now being conducted; and (c) is in compliance with all requirements of applicable law, except to the extent that any noncompliance would not have a material adverse effect on the properties, business, financial or other condition of it and would not materially adversely affect its ability to perform its obligations under the Agreement.

                8.1.2. Due Authorization. Each party hereby represents and warrants that such party (a) has the requisite power and authority and the legal right to enter into the Agreement and to perform its obligations hereunder; and
                        (b) has taken all necessary action on its part to authorize the execution and delivery of the Agreement and to authorize the performance of its obligations hereunder and the grant of rights extended by it hereunder.

                8.1.3. Binding Agreement. Each party hereby represents and warrants to the other that (a) this Agreement has been duly executed and delivered on its behalf and is a legal and valid obligation binding upon it and is enforceable in accordance with its terms; (b) the execution, delivery and performance of this Agreement by such party does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having authority over it; and (c) all necessary consents, approvals and authorizations of all governmental authorities and other persons required to be obtained by it in connection with the Agreement have been obtained.

        8.2.    Warranties and Aurora Technology.
        Aurora represents and warrants to Organon as of the Effective Date the following:

                8.2.1. To the best knowledge of Aurora: (a) ***; (b) ***; (c) ***; and (d) ***.


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               8.2.2. Except as set forth in Section 8.2.1 above, Aurora
                      (including its officers, employees and agents) expressly disclaims any representations and warranties, whether express or implied, relating to ***. Aurora further disclaims i) any express or implied warranty of merchantability or fitness for a particular purpose of the ***, ii) any express or implied warranty that the practice or use of the ***will not infringe a patent, copyright, trademark or other right of a Third Party, and iii) any express or implied warranty regarding ***.

        8.3.    *** Indemnification.
        *** hereby agrees to indemnify, defend and hold ***, and its officers, directors, employees, and agents (collectively, the " *** Indemnitees") harmless from and against all damages or other amounts payable to a Third Party, including reasonable attorneys' fees and costs of litigation, resulting from a suit brought or threatened by a Third Party against a *** Indemnitee based on (a) *** gross negligence or willful misconduct (but not patent infringement) relating to *** contractual performance under this Agreement, and (b) *** contractual performance under this Agreement in the course of the Collaborative Screen Program at ***, except to the extent such damages or other amounts payable are attributable to: (i) the misappropriation by any such *** Indemnitee of the trade secrets of any Third Party, (ii) any breach of this Agreement by a *** Indemnitee or misrepresentation contained herein, or iii) trade secret use or patent infringement by *** of Compounds provided under this Agreement by ***, a target selected or screen components provided by *** that are owned or otherwise controlled by a Third Party or a Third Party's patent rights. In no event shall *** be liable for any incidental or consequential damages suffered by *** resulting from the exercise of any rights granted in accordance with this Agreement.

        8.4.    Warranties and Organon Technology.
        Organon warrants to Aurora as of the Effective Date the following:

                8.4.1.  To the best knowledge of Organon as of the Effective
                        Date: (a) ***; (b) ***; and (c) ***.


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
                8.4.2. Except as set forth in Section 8.4.1 above, Organon (including its officers, employees and agents) expressly disclaim any representations and warranties, whether express or implied, relating ***. Organon further disclaims: i) ***; ii) ***; and iii) ***.

        8.5.    *** Indemnification.
        *** hereby agrees to indemnify, defend and hold ***, and its respective officers, directors, employees, and agents (collectively, the "*** Indemnitees") harmless from and against all damages or other amounts payable to a Third Party, including reasonable attorneys' fees and costs of litigation, resulting from a suit or other threat brought or threatened by a Third Party against an *** Indemnitee based on a) any development, manufacture, use or sale of a Development Compound or Product by or through *** or its Affiliates or its Licensees or Licensors, and b) infringement by *** of Patent Rights as a result of using a target in a Collaborative Screen, or Compounds provided under this Agreement by ***; except to the extent such damages or other amounts payable are attributable to: (i) a violation of any contractual or fiduciary duty owed by any *** Indemnitee to a Third Party, (ii) any breach of this Agreement by an *** Indemnitee or misrepresentation contained herein and (iii) trade secret use or patent infringement by *** (other than of a target or screen component provided by ***) that are owned or otherwise controlled by a Third Party or a Third Party patent right. In no event shall *** be liable for any incidental or consequential damages suffered by *** resulting from the exercise of any rights granted in accordance with this Agreement.

        *** hereby agrees to indemnify, defend and *** and its respective officers, sponsors, directors, employees, and agents (collectively, the "IP Indemnitees") harmless from and against all damages or other amounts payable to a Third Party, including reasonable attorneys' fees and costs of litigation, resulting or arising from the exercise of rights under the licenses granted herein and pursuant to ***, including product liability. This provision is pursuant to *** license agreement.

9.      TERM AND TERMINATION

        9.1     Term.


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
        The term of this Agreement will begin on the Effective Date and shall continue until there is no longer a royalty obligation owed by Organon to Aurora unless terminated earlier in accordance with the provisions of Sections 9.2 or 9.3 hereof.

        9.2.    Termination By Mutual Agreement.
        The parties may at any time terminate this Agreement, in whole or in part, by written agreement executed by both Aurora and Organon. In such event, the document effecting such termination shall specify the continuation or termination of any license rights granted hereunder, as well as any other terms agreed to by both parties.

        9.3.    Termination for Cause.
        Either party shall have the right to terminate this Agreement at any time for a material breach of this Agreement by the other party, provided that the non-breaching party shall have given the breaching party *** days written notice of the breach and intention to terminate this Agreement in the absence of a cure within ninety *** (*** days in the case on non-payment) of receipt of such notice by the breaching party. Upon termination of this Agreement for cause, all licenses and sublicenses granted in accordance with this Agreement shall be terminated and all Materials transferred in accordance with this Agreement shall be returned to the supplying party or destroyed at the discretion of such party. The non-breaching party, upon termination of this Agreement may seek actual or general damages and remedies available to it at law or in equity. NO PUNITIVE OR CONSEQUENTIAL DAMAGES MAY BE SOUGHT BY EITHER PARTY.

        9.4     Termination without Cause.

Either party shall have the right to terminate the Research *** by providing written notification thereof *** days ***.

        9.5.    Effect of Expiration or Termination.

        The obligations and rights of the parties under ***, thereof, as well as any provisions, which, by their intent or meaning are intended to so survive, shall survive termination or expiration of this Agreement. Except as otherwise expressly provided in this Agreement, the rights and obligations of the parties under Article 2 hereof shall terminate and be of no further force or effect whatsoever upon any termination of this Agreement. Upon expiration or other termination of the Agreement all licenses granted will terminate and Materials and Collaborative Screens will be destroyed or returned, at the sole discretion of the providing party, to the party providing such Materials and Collaborative Screens within *** days.

10.     MISCELLANEOUS

        10.1.   Assignment.


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
        *** may assign its rights or obligations under this Agreement in connection with the sale of all or substantially all of its assets, or may otherwise assign its rights or obligations under this Agreement ***; provided, however, if such assignment is to an Affiliate that is wholly owned by *** such consent shall not be necessary. This Agreement shall survive any merger or consolidation of either party with or into another party and no consent for any such merger, consolidation or similar reorganization shall be required hereunder. In the event of such merger, consolidation or similar reorganization or in the event of a sale of all assets, no intellectual property rights of the acquiring or acquired company shall be included in the technology licensed hereunder.

        10.2.   Binding Effect.
        This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties. Any assignment not in accordance with this Agreement shall be void.

        10.3.   Force Majeure.
        Neither party shall lose any rights hereunder or be liable to the other party for damages or losses on account of failure of performance by the defaulting party if the failure is occasioned by war, fire, explosion, flood, earthquake, strike, lockout, embargo, act of God, or any other similar cause beyond the control of the defaulting party, provided that the party claiming force majeure has exerted all reasonable efforts to avoid or remedy such force majeure and thereafter takes all reasonable steps to mitigate any such delay in performance hereunder and any damages that may be incurred by the other party thereby.

        10.4.   Notices.
        Any notices or communications provided for in this Agreement to be made by either of the parties to the other shall be in writing, in English, and shall be made by prepaid air mail or overnight carrier with return receipt addressed to the other at its address set forth below. Any such notice or communication may also be given by hand, or facsimile to the appropriate designation. Notices shall be sent:

        If to Organon, to:   N.V. Organon
                             Molenstraat 110
                             P.O. Box 20
                             5340 BH Oss
                             The Netherlands

        Facsimile number:    (31) 412 662617

        Attention:           C. David Nicholson, Ph.D.
                             Director, Research


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
        If to Aurora, to:    Aurora Biosciences Corporation
                             11010 Torreyana Road
                             San Diego, CA 92121

        Facsimile number:    (619) 404-6714

        Attention:           Michael J. Dunn
                             Vice President, Business Development

        provided that if such notice or communication relates to an amendment to this Agreement or to any notice pursuant to Article 9 hereof, a copy shall also be sent to:

        If to Organon, to:   Head of the Legal Department

        If to Aurora, to:    John D. Mendlein
                             General Counsel

        Either party may by like notice specify or change an address to which notices and communications shall thereafter be sent. Notices sent by mail, facsimile or cable shall be effective upon receipt and notices given by hand shall be effective when delivered.

        10.5.   Governing Law and Jurisdiction.
        This Agreement shall be governed by the laws of the State of California, as such laws are applied to contracts entered into and to be performed within such state.

        10.6.   Waiver.
        Except as specifically provided for herein, the waiver from time to time by either of the parties of any of their rights or their failure to exercise any remedy shall not operate or be construed as a continuing waiver of same or any of the other of such party's rights or remedies provided in this Agreement.

        10.7.   Severability.
        If any term, covenant or condition of this Agreement or the application thereof to any party or circumstance shall, to any extent, be held to be invalid or unenforceable, then the remainder of this Agreement, or the application of such term, covenant or condition to parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Agreement shall be valid and be enforced to the fullest extent permitted by law; and the parties hereto covenant and agree to renegotiate any such term, covenant or application thereof in good faith in order to provide a reasonably acceptable alternative to the term, covenant or condition of this Agreement or the application thereof that is invalid or unenforceable, it being the intent of the parties that the basic purposes of this Agreement are to be effectuated.

        10.8.   Independent Contractors.


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        It is expressly agreed that Aurora and Organon shall be independent contractors and that the relationship between the parties shall not constitute a partnership or agency of any kind. Neither Aurora nor Organon shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other, without the prior written authorization of the other party to do so.

        10.9.   Entire Agreement.
        This Agreement between the parties of even date herewith sets forth all of the covenants, promises, agreements, warranties, representations, conditions and understandings between the parties hereto, and supersedes and terminates all prior agreements and understanding between the parties, with respect to the subject matter hereof. There are no covenants, promises, agreements, warranties, representations conditions or understandings, either oral or written, between the parties other than as set forth herein and therein. No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the parties hereto unless reduced to writing and signed by the respective authorized officers of the parties. This Agreement shall not be strictly construed against either party hereto. Any conflict between the terms set forth in the text of this Agreement and the terms of any Exhibit hereto shall be resolved in favor of the text of this Agreement.

        10.10.  No Third Party Beneficiaries.
        No third party, including any employee of any party to this Agreement, shall have or acquire any rights by reason of this Agreement. Nothing contained in this Agreement shall be deemed to constitute the parties partners with each other or any third party.

        10.11.  Construction.
        The term "Article" or "Section" can refer to any single paragraph level found herein or any collection of multiple paragraphs thereunder.

        10.12.  Dispute Resolution.
        The parties recognize that disputes as to certain matters may from time to time arise during the term of this Agreement which relate to either party's rights and/or obligations hereunder. It is the objective of the parties to establish procedures to facilitate the resolution of disputes arising under this Agreement in an expedient manner by mutual cooperation and without resort to arbitration. The parties agree that prior to any arbitration concerning this Agreement, a member of Organon's senior management and Aurora's president will meet in person or by video-conferencing in a good faith effort to resolve any disputes concerning this Agreement. Within *** days of a formal request by either party to the other, any party may, by written notice to the other, have such dispute referred to their respective officers designated or their successors, for attempted resolution by good faith negotiations, such good faith negotiations to begin within *** days after such notice is received. Any dispute arising out of or relating to this Agreement which is not resolved between the parties or the designated officers of the parties pursuant to Section 10.12 shall be resolved by final and binding arbitration conducted in *** (unless the parties mutually agree to another location) under the then


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
        current Licensing Agreement Arbitration Rules of the American Arbitration Association ("AAA"). The arbitration shall be conducted by three (3) arbitrators who are knowledgeable in the subject matter which is at issue in the dispute. One arbitrator is selected by Organon and one arbitrator is selected Aurora and the third arbitrator is appointed by the AAA. In conducting the arbitration, the arbitrators shall determine what discovery will be permitted, consistent with the goal of limiting the cost and time which the parties must expend for discovery (and provided that the arbitrators shall permit such discovery they deem necessary to permit an equitable resolution of the dispute), ensure that the total time of the arbitration from filing to a final decision or executed settlement agreement is less than *** months, and be able to decree any and all relief of an equitable nature, including but not limited to such relief as a temporary restraining order, a preliminary injunction, a permanent injunction, specific performance or repletion of property. The arbitrators shall also be able to award actual or general damages, but shall not award any other form of damage (e.g., consequential, punitive or exemplary damages). The parties shall share equally the arbitrator's fees and expenses pending the resolution of the arbitration unless the arbitrator, pursuant to its right but not its obligations, requires the non-prevailing party to bear all or any portion of the costs of the prevailing party. The decision of the arbitrator shall be final and may be sued on or enforced by the party in whose favor it runs in any court of competent jurisdiction at the option of such party. Notwithstanding anything to the contrary in this Section 10.12, either party may seek immediate injunctive or other interim relief from any court of competent jurisdiction with respect to any breach of Articles 3 or 6 hereof, or otherwise to enforce and protect the patent rights, copyrights, trademarks, or other intellectual property rights owned or Controlled by such party. In addition, arbitration shall not be used to resolve disputes about patent rights. Patent right disputes including but not limited to disputes concerning patent ownership, claim language, claim scope and issues of validity shall be settled in a court of law. Any arbitration ruling that relies on an interpretation of patent rights shall have no binding effect in a court of law on any patent rights related to this Agreement, unless such patent rights have been adjudicated in a court of law. In no event shall a demand for arbitration be made after the date when the institution of a legal or equitable proceeding based on such claim, dispute or other matter in question would be barred by the applicable statute.

        10.13.  Counterparts.
        This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be signed and delivered via facsimile, each of which shall be binding when sent, and in each case an original shall be sent via overnight courier.


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
        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives.


N.V. Organon                            Aurora Biosciences Corporation

By:                                     By:
   -------------------------------         -------------------------------
Name:   C. David Nicholson, Ph.D.       Name:  Harry Stylli, Ph.D.
Title:  Director, Research              Title: Senior Vice President,
                                               Commercial Development

Date:                                   Date:


By:
   -------------------------------

Name: H. J. Vergouwen, Ph.D.

Title:  Managing Director R&D

Date:


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
                                LIST OF EXHIBITS


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
                                   EXHIBIT 1.2

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
                                  EXHIBIT 1.35

                             LIST OF ORGANON TARGETS

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
                                  EXHIBIT 1.48

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                                    EXHIBIT 2

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
                                   EXHIBIT 2.4

                         PRICE LIST FOR AURORA REPORTERS

                                  CONFIDENTIAL
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
                                   EXHIBIT 2.7

                           PURCHASE OF AN AURORA VIPR

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
                                       ***




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